J.P. MORGAN INCOME FUNDS

JPMorgan Floating Rate Income Fund (the “Fund”)

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated September 4, 2019

to the Summary Prospectuses, Prospectuses and

Statements of Additional Information dated July 1, 2019, as supplemented

Christopher Musbach will be assuming a new role within J.P. Morgan Investment Management Inc. leading the high yield team for Customized Bond Portfolios and will no longer serve as a portfolio manager for the Fund. Effective immediately, the portfolio manager information in the “Risk/Return Summary — Management” section is deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc. (the adviser)

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
William J. Morgan*	2011	Managing Director
James P. Shanahan	2011	Managing Director
Alexander Sammarco	2019	Executive Director
Michael Schlembach	2019	Executive Director

*	Mr. Morgan has announced his retirement from JPMIM effective 2/29/20. Until his retirement, Mr. Morgan will continue to serve on the portfolio management team.

In addition, the “The Funds’ Management and Administration — The Portfolio Managers — Floating Rate Income Fund” section is deleted in its entirety and replaced by the following:

Floating Rate Income Fund

The Fund’s portfolio management is team-based. The Fund’s portfolio management team is comprised of William J. Morgan, Managing Director (until his retirement effective February 29, 2020), James P. Shanahan, Jr., Managing Director, Alexander Sammarco, Executive Director, and Michael Schlembach, Executive Director. Mr. Morgan is a portfolio manager responsible for the high yield, leveraged loan, and short duration high yield styles. An employee of JPMIM or predecessor firms since 1998, Mr. Morgan has worked in the high yield investment industry since 1982 and has been a portfolio manager of the Fund since its inception. An employee of JPMIM or predecessor firms since 1998, Mr. Shanahan has worked in the high yield industry since 1986 and serves as portfolio manager for high yield, leveraged loans and distressed debt styles. Mr. Shanahan has served as a portfolio manager of the Fund since its inception. An employee of JPMIM since 2013 and a portfolio manager of the Fund since 2019, Mr. Sammarco currently serves as a portfolio manager for JPMIM’s Global High Yield team responsible for loan assignments and participations, global unconstrained strategies, and relative value styles. An employee of JPMIM since 2009 and a portfolio manager of the Fund since 2019, Mr. Schlembach serves as a portfolio manager for the Global High Yield team responsible for distressed debt and total return investments.

Additionally, effective immediately, all references to Mr. Musbach are deleted from the Statements of Additional Information with respect to the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUSES, PROSPECTUSES AND

STATEMENTS OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-FRI-PM-919